UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2016

Resource America, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-4408	72-0654145
(State of other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Crescent Drive, Suite 203 Navy Yard Corporate Center Philadelphia, PA		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-546-5005

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

At our Annual Meeting of Stockholders held on June 2, 2016, our stockholders: (i) re-elected three directors, Messrs. Michael J. Bradley, Edward E. Cohen and Andrew M. Lubin, to serve three-year terms expiring at our annual meeting of stockholders in 2019; and (ii) ratified the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2016.

The voting results were as follows:

Election of Directors	Shares For	Shares Withheld	Broker Non-Votes
Mr. Bradley	12,911,982	327,990	5,141,689
Mr. E. Cohen	12,215,924	1,024,048	5,141,689
Mr. Lubin	12,718,020	521,952	5,141,689

A proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2016:

Shares For	Shares Against	Abstentions
18,281,425	54,624	45,612

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resource America, Inc.

Date: June 6, 2016	/s/ Michael S. Yecies
Michael S. Yecies
Senior Vice President, Chief Legal Officer & Secretary